UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2026

ACCELERANT HOLDINGS

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-42765	98-1753044
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Accelerant Holdings

c/o Accelerant Re (Cayman) Ltd.

Unit 106, Windward 3, Regatta Office Park,

West Bay Road, Grand Cayman, KY1-1108

+1 (345) 743-4611

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common shares, $0.0000011951862 par value per share	ARX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.

On February 26, 2026, Accelerant Holdings (the “Company”) issued a press release announcing certain preliminary financial information for the quarter and year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto.

The preliminary financial information set forth in the press release for the quarter and year ended December 31, 2025 reflects preliminary, unaudited estimates with respect to such results based solely on currently available information, which is subject to change. The Company has not completed its normal quarterly and year-end closing procedures for the quarter and year ended December 31, 2025 and there can be no assurance that final results for the quarter and year-end will not differ materially from the preliminary financial information included in the press release, including as a result of year-end closing procedures, adjustments and the completion of the audit of the Company’s financial statements.

In addition, certain statements set forth in such press release are forward-looking statements. See “Risk Factors,” “Forward-Looking Statements” and the Company’s financial statements and related notes included in its filings with the Securities and Exchange Commission (“SEC”) for additional information regarding factors that could result in differences between the preliminary estimated financial results that are presented in such press release and the actual financial results the Company will report. These estimates should not be viewed as a substitute for the Company’s full financial statements prepared in accordance with generally accepted accounting principles. Accordingly, you should not place undue reliance on these preliminary unaudited results.

The information furnished pursuant to Item 2.02 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

The information described under Item 2.02 above is incorporated by reference in this Item 7.01.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated February 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2026	ACCELERANT HOLDINGS

	By:	/s/ Nancy Hasley
Nancy Hasley
Group General Counsel